UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2004

Keithley Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-9965	34-0794417
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28775 Aurora Road, Solon, Ohio		44139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(440) 248-0400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 2, 2004, Keithley Instruments, Inc. (the "Company") entered into an indemnification agreement with each of Brian R. Bachman, James T. Bartlett, James B. Griswold, Leon J. Hendrix, Jr., William Hudson, Joseph P. Keithley, Dr. N. Mohan Reddy, Barbara Scherer and R. Elton White, as members of the Board of Directors, and each of Philip R. Etsler, Mark J. Plush and Linda C. Rae, as executive officers.

In general, the indemnification agreements provide the directors and executive officers listed above with contractual rights to indemnification and advancement or reimbursement of expenses to the fullest extent permitted under Section 1701.13 of the Ohio General Corporation Law in connection with any and all expenses, judgments, fines, penalties, and amounts paid in settlement incurred by the directors or executive officers as a result of their service to, and actions on behalf of, the Company. The Company's Code of Regulations currently provides that the Company is required to indemnify its officers and directors to the fullest extent allowable under applicable law.

The above description of the indemnification agreements does not purport to be complete and is qualified in its entirety to the form of indemnification agreement entered into by each member of the Board of Directors listed above attached hereto as Exhibit 10.1 and the form of indemnification agreement entered into by each of the executive officers listed above attached hereto as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Form of Indemnification Agreement entered into by the Company and each of Brian R. Bachman, James T. Bartlett, James B. Griswold, Leon J. Hendrix, Jr., William Hudson, Joseph P. Keithley, Dr. N. Mohan Reddy, Barbara Scherer and R. Elton White, as members of the Company's Board of Directors on December 2, 2004.
10.2 Form of Indemnification Agreement entered into by the Company and each of Philip R. Etsler, Mark J. Plush and Linda C. Rae, as executive officers of the Company, on December 2, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keithley Instruments, Inc.

December 8, 2004	By:	Mark J. Plush

Name: Mark J. Plush
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement entered into by the Company and each of Brian R. Bachman, James T. Bartlett, James B. Griswold, Leon J. Hendrix, Jr., William Hudson, Joseph P. Keithley, Dr. N. Mohan Reddy, Barbara Scherer and R. Elton White, as members of the Company's Board of Directors on December 2, 2004.
10.2	Form of Indemnification Agreement entered into by the Company and each of Philip R. Etsler, Mark J. Plush and Linda C. Rae, as executive officers of the Company, on December 2, 2004.